UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2019
____________________________________________________________________________
INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 27, 2019, Inspire Medical Systems, Inc. (the “Company”) entered into a Second Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of August 7, 2015, as amended, by and between Inspire Medical Systems, Inc. and Oxford Finance LLC (including such amendments, the “Loan Agreement”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

The Amendment, among other things, modifies the terms of the Loan Agreement to: (1) extend the Amortization Date for our existing term loan A and term loan B facilities (each a “Term Loan”) from March 1, 2020 to April 1, 2022 (with payments of interest only prior to such date) and extend the Maturity Date for each Term Loan from February 1, 2022 to March 1, 2024; (2) reduce the Final Payment Percentage from 5.50% to 3.50%; (3) modify the Basic Rate to be a per annum rate of interest (based on a year of 360 days) equal to the sum of (i) the greater of (A) the 30 day U.S. LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue or (B) 2.50%, plus (ii) 5.10%; provided, however, under no circumstances will the Basic Rate be less than 7.60%; (4) provide a mechanism for determining an alternative interest rate to replace the U.S. LIBOR rate upon the occurrence of certain circumstances; and (5) revise the Prepayment Fee to be between 1.00% and 3.00% of the principal amount of each Term Loan, depending on the timing of any prepayment. In connection with the entry into the Amendment, the Company paid approximately $537,100, which included approximately $530,900 for the Second Amendment Final Payment due under the Loan Agreement and $6,200 in lender’s legal fees.

The Term Loans will continue to be subject to the same affirmative covenants and negative covenants as previously disclosed.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing disclosure in Item 1.01 concerning the Company’s direct financial obligations under the Amendment is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Loan and Security Agreement, dated as of March 27, 2019, by and between Inspire Medical Systems, Inc. and Oxford Finance LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	March 29, 2019	By:	/s/ Timothy P. Herbert
Timothy P. Herbert
President and Chief Executive Officer

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